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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 18, 2001

                                   ----------

                          HASTINGS ENTERTAINMENT, INC.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


             000-24381                                75-1386375
     ------------------------         ---------------------------------------
     (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


             3601 PLAINS BLVD, AMARILLO, TEXAS              79102
          ----------------------------------------        ----------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                                 (806) 351-2300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      NONE
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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                          HASTINGS ENTERTAINMENT, INC.



Item 5. Other Items

In a press release dated September 18, 2001, Hastings Entertainment, Inc. (the "Company") announced that its Board of Directors has authorized the repurchase of up to $5.0 million of the Company's outstanding common stock. A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits.

        99      Press release dated September 18, 2001.

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                          HASTINGS ENTERTAINMENT, INC.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2001       Hastings Entertainment, Inc.
                               (Registrant)


                               By: /s/ Dan Crow
                                  --------------------------------------------
                                  Dan Crow
                                  Vice President,
                                  Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

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                               INDEX TO EXHIBITS


EXHIBIT
  NO.           DESCRIPTION
-------         -----------
  99            Press release dated September 18, 2001.